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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants and auditors, we consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in this registration statement on Form S-4 of our report dated JANUARY 18, 2000 included in the Frontier Financial Corporation's Annual Report on Form 10-K for the year ended DECEMBER 31, 1999.

                                            MOSS ADAMS LLP


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Everett, Washington
NOVEMBER 28, 2000